UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 18, 2008
Aspect Medical Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-24663	04-2985553

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

One Upland Road
Norwood, Massachusetts		02062

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 559-7000

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Ex-10.1 Key Employee Change in Control Severance Benefits Plan

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On September 18, 2008, the Board of Directors of Aspect Medical Systems, Inc. (the “Company”) adopted the Key Employee Change in Control Severance Benefits Plan (the “Severance Plan”). The Plan provides for certain severance benefits to certain of our employees and executive officers (the “Eligible Employees”), including all of the Company’s current named executive officers.
     Pursuant to the terms of the Plan, in the event that an Eligible Employee’s employment with the Company or any successor is terminated by such Eligible Employee for “good reason” (as such term is defined in the Plan) or by the Company or any successor without “cause” (as such term is defined in the Plan) within the 12 month period following a “change in control event” (as such term is defined in the Plan), the Eligible Employee will be entitled to receive:
•	a lump sum payment equal to the Eligible Employee’s annual base salary plus the average of the Eligible Employee’s last three annual bonuses multiplied by a severance multiple, which severance multiple is two for the Company’s Chief Executive Officer and Chairman of the Board of Directors and 1.25 for each of the other Eligible Employees;

•	a lump sum payment equal to the Eligible Employee’s target bonus for the year in which such Eligible Employee is terminated, which amount is pro rated for the number of days in the year preceding the Eligible Employee’s termination;

•	continued health insurance coverage, in the case of the Company’s Chief Executive Office and Chairman of the Board of Directors, for 24 months following termination and, in the case of the other Eligible Employees, 15 months following termination.
     In order to receive any of the benefits under the Plan, the Eligible Employee is required to execute a release of claims in favor of the Company.
     The foregoing summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
     (d) See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPECT MEDICAL SYSTEMS, INC.
Date: September 24, 2008	By:	/s/ Michael Falvey
Michael Falvey
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Aspect Medical Systems, Inc. Key Employee Change in Control Severance Benefits Plan